SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 30, 2003
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





             Delaware                    1-9700                94-3025021
  (State or other jurisdiction         Commission           (I.R.S. Employer
 of incorporation or organization)     File Number       Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000


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                         THE CHARLES SCHWAB CORPORATION

Item 5. Other Events

On January 31, 2003, The Charles Schwab Corporation (the Company) issued a press release announcing the appointment of David S. Pottruck as President and Chief Executive Officer of the Company effective May 9, 2003, the date of the Company's annual stockholders meeting. Mr. Pottruck had previously served as co-CEO with founder Charles R. Schwab, who remains Chairman of the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. On January 30, 2003, the Company's Board of Directors approved amendments to the Company's bylaws, effective May 9, 2003, which specify the roles of the Company's Chairman of the Board, Chief Executive Officer, and President. These amendments are attached as Exhibit 3.12 to this Current Report on Form 8-K.



Item 7. Financial Statements and Exhibits

     (c) Exhibits

               3.12 Amendments to Bylaws approved January 30, 2003.

               99.1 Press release dated January 31, 2003.


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                         THE CHARLES SCHWAB CORPORATION

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE CHARLES SCHWAB CORPORATION
                                                       (Registrant)


Date:  January 31, 2003                          /s/ Christopher V. Dodds
-----------------------                         --------------------------------
                                                     Christopher V. Dodds
                                             Executive Vice President and
                                                  Chief Financial Officer


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